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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 23, 2000
                Date of Report (Date of earliest event reported)


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-21786                   57-0962375
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             file number)             Identification No.)

7909 PARKLANE ROAD, COLUMBIA, SOUTH CAROLINA              29223
  (Address of principal executive offices)             (Zip Code)


                                  803-741-3000
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)      Previous independent accountants

                  (i) On March 23, 2000, Resource Bancshares Mortgage Group, Inc. ("RBMG") dismissed PricewaterhouseCoopers LLP as its independent accountants.

                  (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The audit committee of RBMG's board of directors recommended the decision to change independent accountants and its recommendation was approved by RBMG's board of directors.

                  (iv) During the two most recent fiscal years and through March 23, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its report.

                  (v) During the two most recent fiscal years and through March 23, 2000, there have been no "reportable events" as defined in Regulation S-K Item 304(a)(1)(v).

                  (vi) On March 23, 2000, RBMG provided a copy of this disclosure to PricewaterhouseCoopers LLP and requested that PricewaterhouseCoopers LLP provide a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of that letter dated March 23, 2000 is filed as Exhibit 16 to this Form 8-K.

         (b)      New independent accountants

                  On March 28, 2000, RBMG engaged Ernst & Young LLP as its independent accountants. Neither RBMG nor anyone on its behalf has consulted with Ernst & Young LLP regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (2) any matter that was either the subject of a disagreement or reportable



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event with PricewaterhouseCoopers LLP as described in Regulation S-K Item
304(a).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  16 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                                                     (Registrant)



Date: March 28, 2000                    /s/ Douglas K. Freeman
                                        ----------------------------------------
                                        Douglas K. Freeman
                                        Chief Executive Officer





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                                  EXHIBIT INDEX


Exhibit
Number                                 Description
-------                                -----------

16 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant